Exhibit 99.1

2 nd Quarter 2016 Webinar Series

Second Quarter 2016 Investor Presentation Platform Advisor To Investment Programs

Risk Factors For a discussion of the risks which should be considered in connection with our company, see the section entitled “Item 1A. Risk Factors” in American Realty Capital New York City REIT, Inc.’s (the “Company”) Annual Report on Form 10 - K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 16, 2016, as updated by the Company’s Quarterly Report on Form 10 - Q for the fiscal quarters ended March 31, 2016 and June 30, 2016 filed on May 12, 2016 and August 12, 2016, respectively. Forward - Looking Statements This presentation may contain forward - looking statements. You can identify forward - looking statements by the use of forward looking terminology such as “believes,” “expects,” “may,” “will,” “would,” “could,” “should,” “seeks,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases. Please review the end of this presentation and the fund’s Annual Report on Form 10 - K for a more complete list of risk factors, as well as a discussion of forward - looking statements. American Realty Capital New York City REIT, Inc. 3 Important Information

A Public Non - Traded Real Estate Investment Trust* ▪ Focused on acquiring New York City commercial real estate ▪ 3 Primary objectives*: - Preserve and protect capital - Pay monthly stable cash distributions; and - Increase the value of assets in order to generate capital appreciation. ▪ The holding period of the investment vehicle is 3 - 6 years from the close of the initial offering, May 31, 2015. American Realty Capital New York City REIT, Inc. 4 *There is no guarantee these objectives will be met. NYCR seeks to provide: Investment Thesis

American Realty Capital New York City REIT, Inc. 5 (1) Bureau of Labor Statistics. Forecast from Moody’s Analytics. (2) Cushman & Wakefield Research, Q2 2016 data. (3) New York City Department of City Planning NYC Employment Trends NYC Population at Record High Manhattan Class A Office Asking Rents (1) (3) (2) NYC population is forecasted to reach 8.8mm people in 2030 New York City Market Trends Overall Vacancy Rate - Manhattan Office (2) 7.07 7.32 8.01 8.24 8.55 8.82 5.00 5.50 6.00 6.50 7.00 7.50 8.00 8.50 9.00 9.50 1980 1990 2000 2010 2020 2030 Millions 8.8% $84.28 $78.09 $62.24 3,666 3,745 3,795 3,691 3,709 3,797 3,885 3,984 4,108 4,272 4,335 3,000 3,250 3,500 3,750 4,000 4,250 4,500 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016F Jobs in 000's

▪ Closed on $180 million acquisition of a leasehold interest in 1140 Avenue of the Americas on June 15 th ▪ Occupancy remained approximately flat at 89.3% from Q1 2016 to Q2 2016 ▪ Cash NOI (1) increased approximately 11% from Q1 2016 to Q2 2016, excluding 1140 Avenue of the Americas, primarily due to free rent burn off at 9 Times Square and 123 William Street ▪ Leverage remains low at ~26% debt / cost (2) Confidential Material - Not for Distribution American Realty Capital New York City REIT, Inc. 6 (1) See slides 9 and 10 for further discussion of Cash NOI (2) Based on total real estate investments, at cost and mortgage note payable, net of deferred financing costs per 6/30/16 balance sheet Q2 2016 Highlights

▪ 6 properties consisting of 1,091,571 square feet ▪ 89.3% occupancy as of 6/30/2016 ▪ Weighted average remaining lease term of 6.8 years Confidential Material - Not for Distribution American Realty Capital New York City REIT, Inc. 7 (1) Calculated as weighted average (based on annualized GAAP rent) as of 6/30/2016 Portfolio Snapshot Portfolio Acquisition Date Number of Properties Rentable Square Feet Occupancy (as of 6/30/16) Remaining Lease Term (Years) (1) Debt Unencumbered Assets 421 W 54th Street – Hit Factory Jun. 2014 1 12,327 100% 4.3 - 400 E 67th Street – Laurel Condominium Sept. 2014 1 58,750 100% 7.8 - 200 Riverside Boulevard – ICON Garage Sept. 2014 1 61,475 100% 21.3 - 9 Times Square Nov. 2014 1 166,640 52.6% 4.5 - Unencumbered Sub-total 4 299,192 73.6% 7.0 - Encumbered Assets 123 William Mar. 2015 1 542,676 97.7% 7.7 $96,000 1140 Avenue of the Americas Jun. 2016 1 249,703 89.7% 5.7 $99,000 Encumbered Sub-total 2 792,379 95.2% 6.8 $195,000 Sub-total (Current Portfolio) 6 1,091,571 89.3% 6.8 $195,000

Q1 2016 Q2 2016 Total Real Estate Investments (at Cost) $556,015 $742,516 Cash 153,141 73,261 Other Assets 8,090 (11,011) Total Assets $717,246 $804,766 Mortgage Note Payable, net of DFC 93,716 190,004 Other Liabilities 36,756 51,222 Total Liabilities $130,472 $241,226 Total Stockholders' Equity $586,774 $563,540 Total Liabilities & Equity 717,246 804,766 ~$73 million Cash ~ 26% debt/assets ratio * ▪ Strong balance sheet ▪ Low leverage ( ~ 26% debt/cost ratio) * Confidential Material - Not for Distribution American Realty Capital New York City REIT, Inc. 8 $ amounts in 000’s * Based on total real estate investments, at cost and mortgage note payable, net of deferred financing costs per 6/30/2016 ba lan ce sheet (1) Change in cash due primarily to capital expenditures, cash dividends and 1140 Avenue of the Americas acquisition (2) Other Assets includes accumulated depreciation (2) (1) Balance Sheet Snapshot

Confidential Material - Not for Distribution American Realty Capital New York City REIT, Inc. 9 Three Months Ended (In thousands) June 30, 2016 March 31, 2016 Net loss (in accordance with GAAP) $ (6,401) (3,405) Acquisition and transaction - related 4,263 40 Depreciation and amortization 4,735 4,769 Interest expense 1,424 1,216 General and administrative 1,086 1,416 Asset management fee incurred from the Advisor 1,098 1,053 Income from investment securities and interest (118) (131) NOI 6,087 4,958 Amortization of above/below market lease assets and liabilities, net (616) (635) Straight - line rent (1,277) (1,126) Cash NOI $ 4,194 3,197 ▪ Below is a reconciliation from net loss, the most directly comparable GAAP financial measure, to Cash NOI. Cash NOI Reconciliation

Confidential Material - Not for Distribution American Realty Capital New York City REIT, Inc. 10 ▪ Cash net operating income ("Cash NOI") is a non - GAAP financial measure equal to net income (loss), the most directly comparable GAAP financial measure, less income from investment securities and interest, plus general and administrative expenses, acquisition an d transaction - related expenses, depreciation and amortization, other non - cash expenses and interest expense. In calculating Cash NOI, we also eliminate the effects of straight - lining of rent and the amortization of above and below market leases. Cash NOI should not be considered an a lternative to net income (loss) as an indication of our performance or to cash flows as a measure of our liquidity ▪ We use Cash NOI internally as a performance measure and believe Cash NOI provides useful information to investors regarding o ur financial condition and results of operations because it reflects only those income and expense items that are incurred at the property le vel. Therefore, we believe Cash NOI is a useful measure for evaluating the operating performance of our real estate assets and to make decisions ab out resource allocations. Further, we believe Cash NOI is useful to investors as performance measures because, when compared across period s, Cash NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition activity on a n u nlevered basis. Cash NOI excludes certain components from net income in order to provide results that are more closely related to a property's res ult s of operations. For example, interest expense is not linked to the operating performance of a real estate asset and Cash NOI is not affected by whether the financing is at the property level or corporate level. In addition, depreciation and amortization, because of historical cost ac counting and useful life estimates, may distort operating performance at the property level. Cash NOI presented by us may not be comparable to Ca sh NOI reported by other REITs that define Cash NOI differently. We believe that in order to facilitate a clear understanding of our operatin g r esults, Cash NOI should be examined in conjunction with net income (loss) as presented in our consolidated financial statements. Cash NOI Reconciliation (cont.)

American Realty Capital New York City REIT, Inc. 11 ▪ Finish deployment of capital • Debt/cost ratio remains low at ~ 26% providing room for additional leverage and portfolio growth • Management expects to complete $200 to $300 million of additional acquisitions • Target leverage for pro forma portfolio is 40 - 50% of the aggregate fair market value of our assets ▪ Continue 9 Times Square office and retail leasing campaign and complete the ground floor renovations ▪ Report third - party NAV per share no later than October 26, 2016 Key Initiatives

Confidential Material - Not for Distribution American Realty Capital New York City REIT, Inc. 12 1140 Avenue of the Americas • On June 15, 2016, ARC NYCR completed its acquisition of the leasehold interest in an institutional - quality office building located at 1140 Avenue of the Americas in Manhattan, New York (the “Property”) • The contract purchase price for the Property was $180.0 million, exclusive of closing costs . • The Property contains approximately 250,000 rentable square feet and was 89.7% leased as of 6/30/2016 • ARC NYCR received a $99.0 million mortgage loan from Ladder Capital Finance I LLC • The mortgage loan has a fixed interest rate of 4.17% and expires in July 2026

Michael Happel CEO & President Michael Ead Senior Vice President and Counsel Stephen Rothstein Associate Organizational Depth American Realty Capital New York City REIT, Inc. 13 Michael Weil Executive Chairman Elizabeth Tuppeny Independent Director Abby Wenzel Independent Director James Beckner Associate Joseph Metzinger Chief Accounting Officer Lee Elman Independent Director & Audit Chair Dennis Estok Asset Manager Nicholas Radesca Interim CFO and Treasurer Management Team Board of Directors Patrick O’Malley CIO Zachary Pomerantz V.P. Asset Management Alex O’Connor Associate

Since Inception, American Realty Capital New York City REIT, Inc. has paid out $3.10 per share of regular distributions in cash and DRIP. American Realty Capital New York City REIT, Inc. 14 Consistent Distributions $3.10 per share (cumulative) (1) $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 (1) Totals as of each period presented represent cumulative distributions per share paid to stockholders of record who have held sh ares since April 4, 2014, the date when our distributions began to accrue. On May 22, 2014, our board of directors authorized, and we declared, distributions of $1.5125 per annum, per share of common stock.

Risk Factors There are risks associated with an investment in the Company. The following is a summary of some of these risks. For a discussion of the risks which should be considered in connection with your investment in the Company, see the section entitled “Item 1A . Risk Factors” in the Company’s Annual Report on Form 10 - K filed with the SEC on March 16, 2016, as updated by the Company’s Quarterly Report on Form 10 - Q for the fiscal quarters ended March 31, 2016 and June 30, 2016 filed on May 12, 2016 and August 12, 2016, respectively. ▪ We have a limited operating history which makes our future performance difficult to predict; ▪ All of our executive officers are also officers, managers or holders of a direct or indirect controlling interest in our advi sor , New York City Advisors, LLC (our "Advisor") and other entities affiliated with AR Global Investments, LLC (the successor business to AR Capital, LLC, "AR Glob al" ); as a result, our executive officers, our Advisor and its affiliates face conflicts of interest, including significant conflicts created by our Advisor's co mpensation arrangements with us and other investor entities advised by AR Global affiliates and conflicts in allocating time among these entities and us, which could n ega tively impact our operating results; ▪ We depend on tenants for our revenue and, accordingly, our revenue is dependent upon the success and economic viability of ou r t enants; ▪ We may not be able to achieve our rental rate objectives on new and renewal leases and our expenses could be greater, which m ay impact operations; ▪ Our properties may be adversely affected by economic cycles and risks inherent to the New York metropolitan statistical area, es pecially New York City; ▪ We have not generated and may not generate cash flows from operations sufficient to cover distributions paid to stockholders; as such, we may be unable to maintain cash distributions or increase distributions over time; ▪ We are obligated to pay fees, which may be substantial, to our Advisor and its affiliates; ▪ We may fail to continue to qualify to be treated as a real estate investment trust for United States federal income tax purpo ses ; American Realty Capital New York City REIT, Inc. 15

▪ Because investment opportunities that are suitable for us may also be suitable for other AR Global - advised programs or investors , our Advisor and its affiliates may face conflicts of interest relating to the purchase of properties and other investments and such conflicts may not be resolve d i n our favor, meaning that we could invest in less attractive assets, which could reduce the investment return to our stockholders; ▪ We are party to an investment opportunity allocation agreement with another program that is sponsored by American Realty Capi tal III, LLC, pursuant to which we may not have the first opportunity to acquire all properties identified by our Advisor and its affiliates; ▪ No public market currently exists, or may ever exist, for shares of our common stock and our shares are, and may continue to be, illiquid; ▪ If we and our Advisor are unable to find suitable investments, then we may not be able to achieve our investment objectives, or pay distributions with cash flows from operations; ▪ Increases in interest rates could increase the amount of our debt payments and limit our ability to pay distributions; ▪ In the second quarter of 2016 our cash flows from operations was negative, and we do not expect to generate sufficient cash f low from operations in 2016 to fund distributions at our current level; ▪ We cannot assure our stockholders that we will be able to continue to pay distributions or that distributions will increase o ver time; ▪ We may be deemed to be an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Ac t") , and thus subject to regulation under the Investment Company Act; and ▪ As of June 30, 2016, we owned only six properties and therefore have limited diversification. American Realty Capital New York City REIT, Inc. 16 Risk Factors (continued)

www.NewYorkCityREIT.com ▪ For account information, including balances and the status of submitted paperwork, please call us at (866) 902 - 0063 ▪ Financial Advisors may view client accounts, statements and tax forms at www.dstvision.com ▪ Shareholders may access their accounts at www.ar - global.com